UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 4, 2019

Kaya Holdings, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

333-177532	90-0898007
(Commission File Number)	(IRS Employer Identification No.)

915 Middle River Drive, Suite 316, Fort Lauderdale, Florida 33304

(Address of principal executive offices and zip code)

(954) 892-6911

(Registrant’s telephone number including area code)

Former Name or Former Address (If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As used in this Current Report on Form 8-K and unless otherwise indicated, the terms “KAYS,” “the Company,” “we,” “us” and “our” refer to Kaya Holdings, Inc. and its subsidiaries.

Item 8.01	Other Information.

On November 4, 2019, KAYS issued a press release announcing that its majority owned subsidiary, Kaya Brands International, Inc. (“KBI”), had executed a memorandum of understanding (“MOU”) setting forth the terms for KBI’s acquisition of a 50% ownership interest in Greekkannabis, PC (“GKC”). GKC is an Athens, Greece based cannabis company which has applied for and is awaiting issuance of a medical cannabis cultivation, processing and export license from the Greek government. Copies of the press release and the MOU are filed as Exhibits 99.1 and 99.2 to this report, respectively.

Item 9.01	Financial Statements and Exhibits.

Exhibit No	Description

99.1	Press Release dated November 4, 2019

99.2	Memorandum of Understanding dated October 31, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAYA HOLDINGS, INC.
Date: November 4, 2019	By: /s/ Craig Frank
Craig Frank, President and Chief Executive Officer